SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12

                           Far East Energy Corporation
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)   Title of each class of securities to which transaction applies:

   (2)   Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)   Proposed maximum aggregate value of transaction:

   (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1. Amount Previously Paid:
   2. Form, Schedule or Registration Statement No.:
   3. Filing Party:
   4. Date Filed:

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060

                            ------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on March 3, 2003

                            ------------------------


                              To Our Shareholders:

   You are cordially invited to attend the Special Meeting of the Shareholders of Far East Energy Corporation (hereinafter referred to as the "Company"), to be held on Monday, March 3, 2003 at 2:00 p.m. (CST) at the Sofitel Hotel, 425 North Sam Houston Parkway, East, Houston, Texas 77060, for the following purposes:

      1. PROPOSAL NO. 1:   To approve an amendment to the Company's articles of
                           incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 500,000,000;

      2. PROPOSAL NO. 2:   To approve an amendment to the Company's articles of
                           incorporation to authorize a class of 500,000,000 shares of preferred stock, par value $0.001;

      3. PROPOSAL NO. 3:   To ratify an amendment to the Company's bylaws to
                           allow the board of directors to fix, in advance, a record date not more than 60 or less than 10 days before the date of any shareholder meeting as the date as of which shareholders entitled to notice of and to vote at such meetings must be determined; and

      4. PROPOSAL NO. 4:   To consider and vote upon such other business as may
                           properly come before the meeting or any adjournment thereof.

   The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the Proxy Statement, and you are urged to carefully study them. If you do not plan to attend the Special Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

   FOR THE REASONS STATED HEREIN, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON. PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY'S EXPENSES IN THIS MATTER.

   Only shareholders of record as shown on the books of the Company at the close of business on January 31, 2003 will be entitled to vote at the Special Meeting or any adjournment thereof. A list of the Company's shareholders entitled to notice of, and to vote at, the Special Meeting will be made available during regular business hours at the Company's principal executive offices at 400 N. Sam

Houston Parkway East, Suite 205 Houston, Texas 77060 from the date of this notice for inspection by any shareholder for any purpose germane to the Special Meeting. The Special Meeting may adjourn from time to time without notice other than by announcement at the Special Meeting, or at any adjournments thereof, and any and all business for which the Special Meeting is hereby noticed may be transacted at any such adjournments.

   By order of the Board of Directors,
   Bill Jackson, President

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060

         PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                ON MARCH 3, 2003

                 INFORMATION CONCERNING SOLICITATION AND VOTING

   This Proxy Statement is being furnished to shareholders of Far East Energy Corporation (the "Company") in connection with the Board of Director's solicitation of proxies for use at the special meeting of shareholders to be held on March 3, 2003, and at any adjournment of that meeting (the "Special Meeting"). The first date on which this Proxy Statement and the form of Proxy are first being mailed to shareholders of the Company is on or about February 18, 2003.

   The Board of Directors has fixed January 31, 2003 as the record date for determining stockholders who are entitled to vote at the Special Meeting. At the close of business on January 31, 2003, the Company had issued and outstanding 47,350,500 shares of common stock, par value $0.001 (the "Common Stock"), held of record by approximately 75 stockholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the Special Meeting.

   The Company will not solicit proxies personally, by telephone or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder's receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies, not expected to exceed $5,000, will be borne by the Company.

   All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the Special Meeting. The management of the Company does not know of any other matters which will be presented for action at the Special Meeting, but the person named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the corporate secretary of the Company or by voting in person at the Special Meeting.

   The presence in person or by executed proxy of the holders of a majority of the aggregate voting power represented by the shares of Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will not be counted as votes "for" or "against" the proposals, and will not be counted as shares voted on such matter.

   The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Special Meeting. Abstentions will have the same effect as votes against the proposals.

   The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting is required to approve an amendment to the Company's articles of incorporation and to ratify and approve an amendment to the Company's bylaws.

   Management of the Company has been informed by the executive officers, directors, and control persons of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR all of the proposals set forth in the notice. Together, such parties and proxies represent approximately 25% of the votes eligible to be cast at the Special Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information concerning the ownership of the Company's Common Stock as of January 31, 2003, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The number of shares listed as beneficially owned in the following table reflect the forward stock split of eighteen- for-one (18-for-1) of the Company's issued and outstanding Common Stock which became effective on January 1, 2002. As of January 31, 2003, there were 47,350,500 shares of Common Stock issued and outstanding.


Title of Class   Name and Address        Amount and Nature of         Percent of
                of Beneficial Owner     Beneficial Ownership (1)       Class(2)
--------------------------------------------------------------------------------
            Executive Officers and Directors
--------------------------------------------------------------------------------
Common Stock        Bill Jackson             1,400,000 (3)                2.9%
($0.001 par      400 N. Sam Houston
 value)           Pkwy E. Suite 205
                Houston, Texas 77060
--------------------------------------------------------------------------------
Common Stock      Jawaharlal Gondi           7,400,000 (4)               13.5%
($0.001 par      400 N. Sam Houston
 value)          Pkwy E. Suite 205
                Houston, Texas 77060
--------------------------------------------------------------------------------
Common Stock       Tun Aye Sai               1,120,000 (5)                2.3%
($0.001 par     400 N. Sam Houston
 value)          Pkwy E. Suite 205
                Houston, Texas 77060
--------------------------------------------------------------------------------
Common Stock       Ramesh Kalluri              210,000 (6)        Less than 1%
($0.001 par     400 N. Sam Houston
 value)          Pkwy E. Suite 205
                Houston, Texas 77060
--------------------------------------------------------------------------------

Common Stock      John Springsteen             280,000 (7)        Less than 1%
($0.001 par      400 N. Sam Houston
 value)          Pkwy E. Suite 205
                Houston, Texas 77060
--------------------------------------------------------------------------------
Common Stock       Chris Jackson               220,000 (8)        Less than 1%
($0.001 par     400 N. Sam Houston
 value)         Pkwy E. Suite 205
               Houston, Texas 77060
--------------------------------------------------------------------------------
Common Stock    Directors and Executive     10,630,000                   18.7%
($0.001 par      Officers Group
 value)          (6 individuals)
--------------------------------------------------------------------------------

   (1) The number of shares and the percentage of the class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as beneficially owned by such person or entity.
   (2) Percentages are based upon the total 47,350,500 outstanding shares of Common Stock combined with the number of shares of Common Stock beneficially owned by each person or entity. (3) Includes 400,000 shares which underlie vested options.
   (4) Includes 4,000,000 shares of Common Stock owned by the Arthi Trust of which he is the principal beneficial owner of 100% of the voting stock, and 400,000 shares which underlie vested options. (5) Includes 120,000 shares which underlie vested options.
   (6) Includes 60,000 shares which underlie vested options.
   (7) Includes 80,000 shares which underlie vested options.
   (8) Includes 120,000 shares which underlie vested options.

                            DESCRIPTION OF SECURITIES

   The Company is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value. The holders of Common Stock are entitled to equal dividends and distributions, with respect to the Common Stock when, as, and if declared by the board of directors from funds legally available for such dividends. No holder of Common Stock has any preemptive right to subscribe for any of the Company's stock nor are any shares subject to redemption. Upon liquidation, dissolution or winding up of the Company, and after payment of creditors, the assets will be divided pro rata on a share-for-share basis among the holders of the shares of Common Stock.

   The Company has never paid any dividends to shareholders of its Common Stock. The declaration in the future of any cash or stock dividends will depend upon the Company's capital requirements and financial position, general economic conditions, and other pertinent factors. Presently, the Company does not intend to pay any cash or stock dividends in the foreseeable future. Management intends to reinvest earnings, if any, in the development and expansion of the Company's business.

   The Common Stock is listed for trading on the OTC-BB under the symbol "FEEC." On the Record Date, the reported closing price of the Common Stock was $4.15 per share.

   The articles of incorporation of the Company currently do not provide authority for a separate class of preferred stock, but Proposal No. 2 herein recommends an amendment to the Company's articles of incorporation allowing the creation of a new class of 500,000,000 authorized shares of preferred stock, par value $0.001.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward-looking Information

   This information statement contains forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward- looking statements. These statements relate to future events or to our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. There are a number of factors that could cause our actual results to differ materially from those indicated by such forward-looking statements.

   Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, the Company does not assume responsibility for the accuracy and completeness of such forward-looking statements. The Company is under no duty to update any of the forward-looking statements after the date of this information statement to conform such statements to actual results. The foregoing management's discussion and analysis should be read in conjunction with the Company's financial statements and the notes herein.

Overview

   The Company's operations for the nine months ended September 30, 2002 and throughout 2001 consisted of searching for a viable merger or acquisition candidate and developing drilling and production plans. The Company executed two
(2) Production Sharing Contracts with China United CoalBed Methane Corporation ("CUCBM") on January 25, 2002. Pursuant to the two Production Sharing Contracts, which are subject to formal ratification by the Ministry of Foreign Trade and Economic Cooperation ("MOFTEC'), the Company received the authority from CUCBM to jointly explore, develop, produce and sell coalbed methane gas in and from a total area of 1,330 square kilometers in the Enhong, Laochang and Zhaotong areas of the Yunnan Province of the People's Republic of China. On December 30, 2002, MOFTEC ratified the Production Sharing Contract with CUCBM to jointly explore, develop, produce and sell coal bed methane gas in and from a total area of 1,072 square kilometers in the Enhong and Laochang areas of Yunnan Province, PRC. The Production Sharing Contract with CUCBM in the Zhaotong area of Yunnan Province has not yet been ratified.

   On June 5, 2002, the Company executed a Sino-Foreign Joint Venture Contract (the "Contract") with Panjiang Coal-Electricity (Group) Co. Ltd. ("Panjiang") to establish a joint venture limited liability company ("Joint Venture") in the People's Republic of China to extract and use coalmine methane gas from six (6) operating Panjiang coalmines, which cover an area of 120 square kilometers. This Contract was entered into on the Company's behalf by its wholly owned subsidiary Far East Energy (BVI), Inc., an international business company incorporated in the British Virgin Islands. The Company is developing drilling plans to prove and exploit the resources in its contract areas in the Guizhou Province.

   On December 31, 2002, the Company acquired a significant amount of assets when its wholly owned subsidiary, Far East Montana, Inc., executed a Plan of Merger ("Agreement") with Newark Valley Oil & Gas, Inc., a Nevada corporation ("Newark") wholly owned by North American Oil and Gas, Inc. ("North American"). Newark survived the merger and became a wholly owned subsidiary of the Company. Pursuant to the Agreement, in exchange for one hundred percent (100%) of the outstanding equity of Newark, the Company issued 1,600,000 restricted shares of its Common Stock and agreed to pay $600,000 to North American in the following installments:

   (1) One Hundred Thousand dollars ($100,000) at closing, which occurred on January 21, 2003 ("Closing");

   (2) Two Hundred Thousand dollars ($200,000) payable five (5) months after Closing; and

   (3) Three Hundred Thousand dollars ($300,000) payable twelve (12) months after Closing.

   As a result of the Agreement, the Company acquired certain undeveloped oil and gas rights and interests in approximately 147,535.10 net acres located in the eastern portion of the state of Montana. Of the total net acres, approximately 134,530.16 acres constitute federal leases, approximately 5,141.80 acres constitute state of Montana leases, and approximately 7,863.14 acres constitute freehold leases.

   Business operations in China will continue to increase the Company's expenses and, if such operations are successful, its revenues. The Company is moving forward in the natural gas industry in China and Montana by virtue of its acquisition of rights to methane gas in the Guizhou Province, the ratification of the Production Sharing Contract explore, develop, produce and sell coalbed methane gas in the Enhong and Laochang areas, and the acquisition of undeveloped oil and gas rights and interests in the state of Montana.

Results Of Operations

   The following discussion should be read in conjunction with the audited financial statements and notes thereto included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2001; and should further be read in conjunction with the financial statements included in this report. Comparisons made between reporting periods herein are for the nine month period ended September 30, 2002 as compared to that period in 2001 and for the year ended December 31, 2001 as compared to the year ended December 31, 2000. A comparison of the periods in 2002 relative to the same periods in 2001 may not be meaningful, as the Company did not have exploration, development, extraction and sale of coalbed methane gas activities in China during the first nine months of 2001 versus its current focus.

Year Ended December 31, 2001 Compared To Year Ended December 31, 2000

   There were no revenues for the fiscal year ended December 31, 2001. The Company had a net loss of $14,716 for the fiscal year ended December 31, 2001 as compared to a net loss of $10,970 for the fiscal year ended December 31, 2000, resulting in a net loss per share of $0.01 each fiscal year.

   The net loss is attributable to the fact that there were no revenues and that there were legal and accounting expenses of $4,625 and trust and filing expenses of $16,304 for the fiscal year ended December 31, 2001. The majority of such expenses were paid in connection with the preparation and filing of the Company's 2001 initial public offering conducted in the State of Nevada, pursuant to an exemption provided by Rule 504 of Regulation D, promulgated under the Securities Act of 1933, as amended.

Nine Months Ended September 30, 2002 Compared To Nine Months Ended September 30, 2001

   The Company had no revenue for the nine months ended September 30, 2002 and no revenue for the same period in 2001. The Company's operating loss increased by $1,312,227 for the nine months ended September 30, 2002 as compared to $13,027 for the same period in 2001, attributable to increases in general and administrative expenses related to its exploration, development, extraction and sale of coalbed methane and coal mine methane gas in China.

   The Company's assets as of September 30, 2002 were $1,750,517 as compared to $27,539 as of December 31, 2001. The increase in assets was due entirely to cash received as a result of the Company's March 2002 private placement of 5,250,500 shares of Common Stock at $0.65 per share.

Capital Resources And Liquidity

Year Ended December 31, 2001 Compared To Year Ended December 31, 2000

   As of December 31, 2001, the Company's primary source of liquidity included cash and cash equivalents of $27,539, as compared to $43,159 as of December 31, 2000.

   The Company's accounts payable decreased to $600 as of the fiscal year ended December 31, 2001, as compared to $1,629 for the same period in 2000. Current liabilities due to a related party increased to $125 as of December 31, 2001, whereas no such balance existed as of December 31, 2000. These liabilities relate to reimbursement by the Company of expenses incurred by one of its directors on the Company's behalf.

   Shareholder's equity as of December 31, 2001, was $27,539, as compared to $41,159 as of December 31, 2000. This decrease is largely due to an increase in deficit accumulated during the development stage of $25,686 in the fiscal year ended December 31, 2001 as compared to $10,970 for the same period in 2000.

Nine Months Ended September 30, 2002 Compared to Nine Months Ended September 30, 2001

   During the nine month period ended September 30, 2002, the Company sold 5,250,500 shares of Common Stock at US$0.65 per share to a group of accredited entities for a total offering price of $3,412,825. The offering was made pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933.

   Although there was a net loss from our operating activities, due to financing there was an increase in the Company's liquidity. Net cash provided from financing activities increased to $3,052,072 for the nine months ended September 30, 2002 from $0 for the same period in 2001.

   As a result of the Company's sale of equity in March 2002, it believed that its cash position of approximately $1,750,000 would be sufficient to satisfy its operating needs for the next eight (8) months. The Company intends to utilize the proceeds raised to support its current and proposed business operations in China. If the proceeds are not enough to satisfy the Company's operating needs and it is unable to generate revenues and/or obtain bank loans on favorable terms and/or sell additional shares of its equity securities to secure the cash required to conduct its business operations for the next eight (8) months, the Company could fail. Because the Company has acquired an undeveloped natural resource that will require substantial exploration and development, it does not expect to generate meaningful revenues until at least October 2004. Expenses associated with exploration and development are expected to exhaust the Company's cash reserves in approximately eight (8) months. Expenses beyond this time will have to be financed through cash flow, which may not yet be available if production and sales of coalbed methane gas are not significant, or through future financings of equity and/or debt. In the event the Company does not raise funds sufficient to finance its current development plans for projects in Yunnan and Guizhou, it may not generate revenues until after October 2004.

   The Company anticipates that the commencement of its business operations in China will drastically increase expenses and if such operations are successful, revenues. Although the Company is confident that the Production Sharing Agreements will be ratified by MOFTEC, no assurances can be given that ratification will be granted, or when it may be granted. In the event the Production Sharing Agreements are not ratified, the Company would have no business operations and would begin searching for a suitable merger or acquisition candidate.

                              FINANCIAL STATEMENTS

   The Company's financial statements for the fiscal year ended December 31, 2001, and the quarter ended September 30, 2002, are attached hereto beginning on page F-1.

         CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
                              FINANCIAL DISCLOSURE

   During the two most recent fiscal years, there were no disagreements with, resignations by, or dismissals of the Company's independent accountant. Representatives of the Company's current independent accountant, Payne, Falkner, Smith & Jones, P.C., are not expected to be present at the Special Meeting.

                                 PROPOSAL NO. 1
           AMENDMENT TO ARTICLES OF INCORPORATION INCREASING NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

   On February 7, 2003, the board of directors adopted resolutions, subject to shareholder approval, to amend the Company's articles of incorporation to increase the number of shares of Common Stock authorized for issuance from 100,000,000 to 500,000,000.

   The board believes it to be in the best interests of the Company to increase the number of authorized Common Stock. Reasons for this revolve around the Company's operations, which involve exploring, developing, extracting and marketing coalbed methane. The Company does not yet have any cash flow to finance such activities and therefore is dependent on external financing sources.

   The increase in the number of authorized shares of Common Stock will provide the Company with increased flexibility in obtaining additional financing for the Company's operations. An increase in the number of authorized shares of Common Stock will not alter proportionate voting rights and other rights of shareholders.

   The board of directors recommends a vote FOR the approval of the amendment to the Company's articles of incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 500,000,000.

                                 PROPOSAL NO. 2
               AMENDMENT TO ARTICLES OF INCORPORATION AUTHORIZING
                           A CLASS OF PREFERRED STOCK

   On February 7, 2003, the board of directors adopted resolutions, subject to shareholder approval, to amend the Company's articles of incorporation to authorize a new class of 500,000,000 shares of preferred stock, par value $0.001.

   The principal purpose for the creation of a class of preferred stock is to increase the Company's flexibility in obtaining additional financing for the Company's operations. The board of directors would be granted the authority to issue shares of the preferred stock in one or more series, and to designate the number, voting powers, preferences, relative rights, qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

   The Company presently has several financing opportunities which require the issuance of a class of securities with rights superior to that of its Common Stock.

   The board of directors recommends a vote FOR the approval of the amendment to the Company's articles of incorporation authorizing a class of 500,000,000 shares of preferred stock.

                                 PROPOSAL NO. 3
                               AMENDMENT TO BYLAWS

   On February 7, 2003, the board of directors adopted resolutions, subject to ratification by the shareholders of the Company, allowing the board of directors to prescribe a period not exceeding 60 days before any meeting of the shareholders during which no transfer of stock on the books of the corporation may be made, or to fix, in advance, a record date not more than 60 or less than 10 days before the date of any shareholder meeting as the date as of which shareholders entitled to notice of and to vote at such meetings must be determined. Section 2.5 "Fixing of Record Date" of the Company's bylaws currently states the following:

   "For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the date on which the particular action requiring such determination of shareholders entitled to dividend or distribution. The record date for determination of such shareholders shall be at the close of business on:

   (a) With respect to an annual shareholder meeting or any special shareholder meeting called by the Board of Directors or any person specifically authorized by the Board of Directors or these Bylaws to call a meeting, the day before the first notice is given to shareholders;

   (b) With respect to a special shareholder meeting demanded by the shareholders, the date the first shareholder signs the demand;

   (c) With respect to the payment of a share dividend, the date Board of Directors authorizes the share dividend;

   (d) With respect to actions taken in writing without a meeting (pursuant to Article 2, Section 2.12, the first date any shareholder signs a consent; and

   (e) With respect to a distribution to shareholders, (other than one involving a repurchase or reacquisition of shares), the date the Board of Directors authorizes the distribution.

   When a determination of shareholders entitled to vote at any meeting of shareholders has been made, as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

   If no record date has been fixed, the record date shall be the date the written notice of the meeting is given to shareholders."

   The board of directors of the Company have amended section 2.5 of the bylaws to state the following:

   "In lieu of closing the stock transfer books, the Board may fix in advance a date as the record date for any such determination of shareholders. Such record date shall not, in any case, be more than sixty (60) days and, in the case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof."

   The principal purpose of the amendment to the bylaws is to avoid misinterpretation of the language of section 2.5 as currently drafted, and to simplify the guidelines which the board of directors must follow when setting a record date in connection with a shareholders' meeting.

   As currently drafted, section 2.5 of the Company's bylaws requires that the board of directors utilize specific days in order to make a determination of shareholders for certain purposes, rather than prescribing a general time period within which the board of directors may set the record date. It is the board's opinion that this approach drastically restricts the board of directors flexibility in planning and preparing for shareholders meetings, and substantially increases the risk that the Company will violate specific SEC proxy rules.

   Although shareholder approval of the board of directors' amendment of the bylaws is not required by the bylaws or state law, the board of directors believes that it is advisable to give shareholders an opportunity to ratify this amendment. If the stockholders do not approve this proposal at the Special Meeting, the board of directors may reconsider the amendment to the Company's bylaws.

   The board of directors recommends a vote FOR the ratification of the amendment to the Company's bylaws.

                                 PROPOSAL NO. 4
                                 OTHER BUSINESS

   The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgment on such matters.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

   Proposals of shareholders that are intended to be presented at the Company's next Annual Meeting must have been received by the Company not later than February 4, 2003 in order to be included in the proxy statement and proxy relating to the meeting.

   If a stockholder who wished to present a proposal failed to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before that meeting. If a stockholder makes timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.




                                  ANNUAL REPORT

   The Company will provide without charge to each shareholder of record as of January 31, 2003, upon the written request of such person, a copy of the Company's Form 10-KSB, including the financial statements, for the year ending December 31, 2001. A copy of any exhibit to the Company's Form 10-KSB may also be obtained from the Company at no charge upon written request for each such exhibit requested. Such written requests should be sent to

John Springsteen, Chief Financial Officer, Far East Energy Corporation, 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060.



BY THE ORDER OF THE BOARD OF DIRECTORS:

   /s/ Bill Jackson
   ----------------------------------------------------------
   Bill Jackson, President
   Houston, Texas
   February 13, 2003

                                 EZFOODSTOP.COM
                          (A Development Stage Company)




                              FINANCIAL STATEMENTS
                           (Expressed in U.S. Dollars)




                                December 31, 2001
                                       and
              For the Period From Incorporation on February 4, 2000
                                       to
                                December 31, 2000

                                DE VISSER & GRAY
                              CHARTERED ACCOUNTANTS

                           401-905 West Pender Street
                             Vancouver, B.C., Canada
                                     V6C 1L6
                               Tel: (604) 687-5447
                               Fax: (604) 687-6737

AUDITOR'S REPORT

To the Stockholders of EZfoodstop.com

We have audited the balance sheets and statement of stockholders' equity of EZfoodstop.com as at December 31, 2001 and 2000 and the statements of operations and deficit and cash flows for the year ended December 31, 2001 and for the period from the date of incorporation on February 4, 2000 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2001 and 2000 and the results of its operations and its cash flows for the year ended December 31, 2001 and for the period from the date of incorporation on February 4, 2000 to December 31, 2000 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no established source of revenue and is dependent on its ability to raise substantial amounts of equity funds. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DeVisser & Gray
CHARTERED ACCOUNTANTS

/s/ DeVisser & Gray

Vancouver, British Columbia
January 11, 2002

                                 EZFOODSTOP.COM
                                  BALANCE SHEET
                                      As of
                                December 31, 2001

                                                       2001            2000
                                                       (US$            (US$)
                                                     -------         ---------

                                     ASSETS

Current Assets
      Cash                                       $    27,539     $    43,159

                                   LIABILITIES

Current Liabilities
      Accounts payable                                   600           1,629
      Due to related party (note 5)                      125              -
                                                ------------------------------

                                                         725           1,629

                              STOCKHOLDERS' EQUITY

Share Capital (note 4)
      Authorized: 100,000,000 common shares
        par value $0.001 per share
      Issued: 2,250,000 common shares                  2,250           2,250
      Additional paid-in capital                      50,250          50,250
      Deficit accumulated during the
      Development Stage                              (25,686)        (10,970)
                                                   -----------     -----------

                                                      26,814          41,530

Continuance of Operations (note 3)               $    27,539      $   41,159
                                                   ===========     ==========











                      See notes to the financial statements

                                 EZFOODSTOP.COM
                       STATEMENT OF OPERATIONS AND DEFICIT


                                                Cumulative Amounts
                                    Date of            For the          For the
                               Incorporation       Year Ended        Period From
                                  (2/4/2000)      December 31       Inc.(2/4/00)
                                 to 12/31/01            2001        to 12/31/00
                                    (U.S.$)           (U.S.$)           (U.S.$)
                                -------------     -------------     ------------

Expenses

Administrative and office     $          643      $        25       $      618
Advertising and promotion                650              650                -
Bank charges and interest                343              224              119
Legal and accounting                   4,625            2,825            1,800
Office equipment                         476               35              441
Office rent                            2,645            1,500            1,145
Trust and filing                      16,304            9,457            6,847

Net loss for the year/period         (25,686)         (14,716)         (10,970)

Deficit-beginning of year/period          -           (10,970)               -
                                ------------------------------------------------

Deficit-end of year/period           (25,686)         (25,686)         (10,970)
                                ==============    ============= ================

Basic and diluted weighted average
  number of shares outstanding     2,250,000        1,375,378
                                 =============    ============

Basic and diluted loss per share$      (0.01)   $       (0.01)
                                =============== ==============
















                      See notes to the financial statements

                                 EZFOODSTOP.COM
                             STATEMENT OF CASH FLOWS

                                                Cumulative Amounts
                                    Date of            For the        For the
                               Incorporation       Year Ended      Period From
                                  (2/4/2000)      December 31       Inc.(2/4/00)
                                 to 12/31/01            2001        to 12/31/00
                                    (U.S.$)           (U.S.$)           (U.S.$)
                              -------------     -------------     --------------

Cash Provided By (Used For):

Operating Activities

Net loss for the year/period  $    (25,686)     $    (14,716)     $    (10,970)

Adjustment to reconcile
net loss to cash:
(decrease) increase in
  accounts payable                     600            (1,029)            1,629
increase in due to
  related party                        125               125                 -
                              ----------------- -----------------  -------------

                                   (24,961)          (15,620)           (9,341)

Financing Activity

Proceeds from the issue
  of share capital                  52,500                -             52,500
                               ---------------- -----------------  -------------

Net Cash (used) provided
during the year/period              27,539           (15,620)           43,159

Cash-beginning of
  year/period                           -             43,159               -
                               ---------------- ------------------ -------------

Cash-end of year/period       $     27,539      $     27,539      $     43,159
                              ===============   ===============   ==============










                      See Notes to the Financial Statements

                                 EZFOODSTOP.COM
                        STATEMENT OF STOCKHOLDERS' EQUITY For the Period from the Date of Incorporation (February 4, 2000)
                              to December 31, 2001



                                          Additional                   Total
                                Common     Paid-in    Accumulated  Stockholders'
                                 Stock      Capital      Deficit       Equity
                              ----------- --------------------------------------

                                 U.S.$       U.S.$       U.S.$          U.S.$

Shares issued                    2,250      50,250           -         52,500

Net loss                            -            -     (10,970)       (10,970)
                              ----------- ---------- -------------- ------------

Balance, Dec. 31, 2000          2,250       50,250     (10,970)         41,530

Net loss                            -            -     (14,716)        (14,716)
                              ----------- ---------- -------------- ------------

Balance, Dec. 31, 2001          2,250       50,250     (25,686)         26,814
                              =========== ========== =============== ===========

























                      See Notes to the Financial Statements

                                 EZFOODSTOP.COM
                          (A Development Stage Company)
                    Notes to the Financial Statements For the
                 Year December 31, 2001 and For the Period from
             Incorporation on February 4, 2000 to December 31, 2000


1.    THE CORPORATION AND ITS BUSINESS

The Company was incorporated as Egoonline.com in the State of Nevada, United States of America on February 4, 2000 under the Nevada Revised Statutes, Chapter 78, Private Companies, and changed its name to EZfoodstop.com on April 26, 2000.

The Company has offices in Reno, Nevada, U.S.A. and Vancouver, B.C. The Company is in its development stage and to date its activities have been limited to initial organization and capital formation.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

These financial statements have been prepared in United States of America dollars using United States of America Generally Accepted Accounting Principles.

Accounting Method

The Company records income and expenses on the accrual method.

Fiscal Year

The fiscal year end of the Company is December 31.

Net Loss Per Share

Basic loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding in the period. Diluted earnings per share reflects the potential dilution of securities that could occur if securities or other contracts (such as stock options and warrants) to issue common stock were exercised or converted into common stock. The Company has no outstanding stock options or warrants.

Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

Statement of Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates

The preparation of the Company's financial statements in conformity with United States Generally Accepted Accounting Principles requires the Company's management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.    GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company currently has no source of revenue. The ability of the Company to continue as a going concern is dependent upon its ability to raise substantial amounts of equity funds for use in administrative and investment activities.

4.    SHARE CAPITAL

Authorized

The authorized share capital consists of 100,000,000 shares of common stock with a par value of $0.001.

Issued

1,250,000 common shares were issued at $0.002 per share for a consideration of $2,500.

1,000,000 common shares were issued at $0.05 per share for a consideration of $50,000.

5.    RELATED PARTY TRANSACTION

All transactions with related party have occurred in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related party. The year end balances referred to below are non-interest bearing, payable on demand and have arisen from the provision of services, loan advances, and expense reimbursements described.

The Company was charged an aggregate of $2,418 during the year ended December 31, 2001 (year ended December 31, 2000 - $1,017) by a director for rent and reimbursement of expenses incurred on its behalf. At December 31, 2001, the Company owed this director $125 (2000 - $Nil).

6.    SUBSEQUENT EVENTS

On January 10, 2002, the Company changed its name to Far East Energy
Corporation.

                           Far East Energy Corporation
                            (Formerly EZFoodstop.com)






                              FINANCIAL STATEMENTS
                           (Expressed in U.S. Dollars)



                               September 30, 2002

                            FAR EAST ENERGY CORP.
                          (formerly EZFoodstop.com)
                                Balance Sheet
               As at December 31, 2001 and September 30, 2002

                                                        (U.S.$)     (U.S.$)
                                                       (audited)  (unaudited)
                                                        December   September
                                                        31, 2001   30, 2002
                                   ASSETS
Current Assets
      Cash and Cash Equivalents                       $     27,539$ 1,750,517
                                                      -     ------- ---------
Property and Equipment
      Equipment                                                  0     69,217
                                                                 -     ------
Other Assets
      Investment in Contract Rights                              0  3,300,000
                                                                 -  ---------
TOTAL ASSETS                                                27,539  5,119,734
                                                            ======  =========

                                 LIABILITIES

Current Liabilities
      Accounts Payable                                         725     53,074
      Current Portion of Long-Term Liabilities                   0    300,000
                                                                 -    -------
      Total Current Liabilities                                725    353,074
                                                               ---    -------
Long-Term Liabilities
      Other Long-Term Liabilities                                0  3,000,000
                                                                 -  ---------
TOTAL LIABILITIES                                              725  3,353,074
                                                               ---  ---------

                            STOCKHOLDERS' EQUITY


Stockholders' Equity (note 4)
      Authorized:100,000,000 common shares,
      par value
      $0.001 per share
      Issued: 2,250,000 common shares as of December
      31, 2001                                               2,250
      Issued:  45,750,500 common shares as of September
      30, 2002                                                         45,751
      Additional paid in capital                            50,250  3,058,822
      Deficit accumulated during the Development Stage    (25,686) (1,337,913)
                                                          --------- ----------
                                                            26,814  1,766,660
Continuance of Operations (note 3)                          27,539  5,119,734
                                                            ======  =========
TOTAL ASSETS                                                27,539  5,119,734

                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                Statements of Operations and Accumulated Deficit
   For the Nine Month Periods Ended September 30, 2002 and September 30, 2001

                                          Cumulative
                                           Amounts
                                           Date of
                                        Incorporation
                                         (February 4,
                                             2000)
                                         to September   For the Nine Month
                                              30,          Periods Ended
                                             2002          September 30,
                                            (U.S.$)           (U.S.$)
                                          (unaudited)       (unaudited)
                                                            -----------
                                                          2002       2001

Revenues                                       0           0           0

Expenses
      General and Administrative           1,337,913   1,312,227    13,027
                                           ---------   ---------    ------

Net loss for the period                   (1,337,913) (1,312,227)  (13,027)
Deficit - beginning of period                  0        (25,686)   (10,970)
                                               -        --------   --------
Accumulated deficit - end of period       (1,337,913) (1,337,913)  (23,997)
                                          ----------- -----------  --------

Weighted average number of shares

outstanding (note 4)                                  45,750,500 40,500,000
                                                      ========== ==========
Loss per share                                          $(0.03)      $0.00
                                                        -------      -----

                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                Statements of Operations and Accumulated Deficit
   For the Three Month Periods Ended September 30, 2002 and September 30, 2001

                                         Cumulative
                                          Amounts
                                          Date of
                                        Incorporation
                                         (February 4,
                                              2000)
                                         to September   For the Three Month
                                              30,          Periods Ended
                                             2002          September 30,
                                            (U.S.$)           (U.S.$)
                                          (unaudited)       (unaudited)
                                          -----------       -----------
                                                          2002       2001

Revenues                                       0           0           0

Expenses
      General and Administrative           1,337,913    652,951      5,861
                                           ---------    -------      -----

Net loss for the period                   (1,337,913)  (652,951)    (5,861)
Deficit - beginning of period                  0       (684,962)   (16,478)
                                               -       ---------   --------
Accumulated deficit - end of period       (1,337,913) (1,337,913)  (22,339)
                                          ----------- -----------  --------

Weighted average number of shares

outstanding (note 4)                                  45,750,500 40,500,000
                                                      ---------- ----------
Loss per share                                          $(0.03)      $0.00
                                                        -------      -----

                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                            Statements of Cash Flows
   For the Nine Month Periods Ended September 30, 2002 and September 30, 2001

                                          Cumulative
                                           Amounts
                                           Date of
                                        Incorporation
                                         (February 4,
                                             2000)
                                         to September   For the Nine Month
                                              30,          Periods Ended
                                             2002          September 30,
                                            (U.S.$)           (U.S.$)
                                          (unaudited)       (unaudited)
                                          -----------       -----------
                                                          2002       2001
Cash Provided By (Used For):
Operating Activities
      Net loss for the period             (1,337,913) (1,312,227)  (13,027)
      Adjustment to reconcile net
      loss to cash:
        - increase in accounts payable      53,075       52,350      (274)
                                            ------       ------      -----
                                          (1,284,838) (1,259,877)  (13,301)
Investing Activity
      Investments in property and
      equipment                            (69,217)     (69,217)       0
                                           --------     --------       -
Financing Activity
      Proceeds from the sale of
      common stock                         3,104,572   3,052,072       0
                                           ---------   ---------       -
Increase (decrease) in cash and cash
equivalents                                1,750,517   1,722,978   (13,301)
Cash and cash equivalents - beginning
of period                                      0         27,539     43,159
                                               -         ------     ------
Cash and cash equivalents - end of
period                                     1,750,517   1,750,517    29,858
                                           ---------   =========    ======
Non-Cash Transactions
      Acquisition of contract rights       3,300,000   3,300,000       0
                                           ---------   ---------       -

                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                  Statement of Changes in Stockholders' Equity
                 For the Period from the Date of Incorporation
                    (February 4, 2000) to September 30, 2002

                                                                     Total
                                 Common   Additional  Accumulated Stockholders'
                                  Stock  Paid-in-CapitalDeficit     Equity
                                  U.S.$      U.S.$       U.S.$       U.S.$
                                  -----      -----       -----       -----

Shares issued                     2,250     50,250         0        52,500
Net loss                            0          0        (10,970)   (10,970)
                                    -          -        --------   --------
Balance, December 31, 2000          2,250   50,250      (10,970)    41,530

Net loss                            0          0        (14,716)   (14,716)
                                    -          -        --------   --------

Balance, December 31, 2001        2,250     50,250      (25,686)    26,814

18 for 1 Stock Split             38,250    (38,250)                    0
Shares issued                     5,251    3,046,822               3,052,073
Net loss                            0          0      (1,312,227) (1,312,227)
                                    -          -      ----------- -----------


Balance, September 30, 2002       45,751  3,058,8221  (1,337,913)  1,766,660
                                  ------  ==========   ==========  =========

                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                          (A Development Stage Company)
                        Notes to the Financial Statements
         For the Nine Month Period Ended September 30, 2002 (unaudited)

1.    THE CORPORATION AND ITS BUSINESS

      The Company was incorporated as Egoonline.com in the State of Nevada, United States of America on February 4, 2000 under the Nevada Revised Statutes, Chapter 78, Private Companies, and changed its name to EZfoodstop.com on April 26, 2000. EZFoodstop.com changed its name to Far East Energy Corporation on January 10, 2002.

      The Company's United States office is located in Houston, Texas, and the Company has offices in the Yunnan and Guizhou Provinces of the People's Republic of China, specifically in the cities of Guiyang and Panjiang, Guizhou Province and the city of Kunming, Yunnan Province. The Company is in its development stage and to date its activities have been limited to initial organization, capital formation, CBM well drill planning, and CMM production planning.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

      These financial statements have been prepared in US Dollars using US Generally Accepted Accounting Principles.

Accounting Method

The Company records income and expenses on the accrual method.

Fiscal Year

The fiscal year end of the Company is December 31.

Net Loss Per Share

Basic loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding in the period. Diluted earnings per share reflects the potential dilution of securities that could occur if securities or other contracts (such as stock options and warrants) to issue common stock were exercised or converted into common stock.

Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

Statement of Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates

The preparation of the Company's financial statements in conformity with United States Generally Accepted Accounting Principles requires the Company's management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.    GOING CONCERN

      The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company currently has no source of revenue. The ability of the Company to continue as a going concern is dependent upon its ability to raise substantial funds for use in development activities.

4.    COMMON STOCK

Authorized

The authorized share capital consists of 100,000,000 shares of common stock with a par value of $0.001.

Issued

Prior to an 18 for 1 forward stock split:

            1,250,000 common shares were issued at $0.002 per share for a consideration of $2,500.
            1,000,000 common shares were issued at $0.05 per share for a consideration of $50,000.

      Subsequent to an 18 for 1 forward stock split:

            5,250,500 common shares were issued at $0.65 per share. Net of expenses associated with the offering, consideration to the Company was $3,052,072.

5.    ACQUISITION OF ASSETS

      On June 5, 2002, we executed a Sino-Foreign Joint Venture Contract (the "Contract") with Panjiang Coal-Electricity (Group) Co. Ltd. ("Panjiang") to establish a joint venture limited liability company ("Joint Venture") in the People's Republic of China to extract and use coal mine methane gas from six (6) operating Panjiang coal mines which cover an area of 120 square kilometers. This Contract was entered into on our behalf by our wholly owned subsidiary Far East Energy (BVI), Inc., an international business company incorporated in the British Virgin Islands. We are developing drilling plans to prove and exploit the resources in our contract areas in the Guizhou Province.

      In consideration for this right to capture Panjiang's coal mine methane gas, the Company will pay a total of $3,300,000 to Panjiang over the next three
(3) years with $300,000 being paid at the beginning of the thirteenth (13th) month, $600,000 being paid at the beginning of the nineteenth (19th) month, $1,100,000 being paid at the beginning of the twenty-seventh (27th) month, and $1,300,000 being paid at the beginning of the thirty-third (33rd) month. Additionally, the Company has agreed to provide Panjiang with 16,000,000 cubic meters per year of untreated, minimum 30% concentration, coal mine methane gas (equivalent to 5,500,000 cubic meters of pure methane) for use in Panjiang employee households. The Company has also committed to provide all of the necessary funds for the extraction and use of the coal mine methane gas operations over the twenty (20) year term of the Contract.

      Panjiang will, in addition to allowing full and complete access to the coal mine methane gas, do the following:

     o Apply to the relevant authorities for the establishment of the Joint Venture and obtain necessary approvals;
     o      Assist in obtaining a business license for the Joint Venture;
     o Assist in getting land use rights, water use rights, electricity supply and other necessities for field development, well drilling, installation, upgrading, purification of coal mine methane gas and production of chemical products;
     o Provide all the land use rights for the household use methane gas pipelines;
     o      Assist the foreign employees in getting relevant visas;
     o Assist in purchasing equipment, materials, vehicles, communication equipment; and,
     o Assist in the design and construction of the project, and in recruiting managers, technicians, workers and other required employees.

      The Company may withdraw from the Panjiang project at any time by providing ninety (90) days written notice. During the first seven (7) year period, the Company will receive one hundred percent (100%) of the profits derived from its sale of coal mine methane gas and its products. After the expiration of the first seven (7) year period, the Company will pay Panjiang the following percentage of net profits derived from its sale of coal mine methane gas and its products:

      Year Eight                                10%
      Year Nine through Sixteen                 20%
      Year Seventeen through Twenty             50%

6.    LONG-TERM LIABILITIES

      Long-term liabilities consist of obligations arising from the acquisition of certain assets as more fully described in "Note 5. Acquisition of Assets."

            Liabilities associated with the acquisition
            of certain contract rights  $3,300,000

            Less current maturities included in
            current liabilities            300,000
                                           -------

                                        $3,000,000


      Following are maturities of long-term liabilities for each of the next three years:

                              Year          Amount
                              2003        $600,000
                              2004       1,100,000
                              2005       1,300,000
                                        $3,000,000

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060
                                   ***PROXY***

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Bill Jackson as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Special Meeting of shareholders (the "Meeting") of the Company to be held Monday, March 3, 2003 at 2:00 p.m. (CST), at the Sofitel Hotel, 425 North Sam Houston Parkway, East, Houston, Texas 77060, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Special Meeting of shareholders dated February 13, 2003, and the accompanying Proxy Statement of the Company.

   1. To approve an amendment to the Company's articles of incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 500,000,000.
                              For [ ]    Against [ ]     Abstain [ ]

   2. To approve an amendment to the Company's articles of incorporation to authorize a class of 500,000,000 shares of preferred stock, par value $0.001.
                              For [ ]    Against [ ]     Abstain [ ]

   3. To ratify an amendment to the Company's bylaws to allow the board of directors to fix, in advance, a record date not more than 60 or less than 10 days before the date of any shareholder meeting as the date as of which shareholders entitled to notice of and to vote at such meetings must be determined.
                              For [ ]    Against [ ]     Abstain [ ]

   4. Any other business as may properly come before the meeting or any adjournment thereof.
                              For [ ]    Against [ ]     Abstain [ ]

   5. Mark "FOR" to enroll this account to receive certain future shareholder communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call (713) 586-1900.
                              For [ ]    Against [ ]

   In His Discretion, the Proxy Is Authorized to Vote upon Such Other Business That May Properly Come Before the Meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS.

   Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated                        , 2003
      -----------------------

------------------------------    ----------------------  ----------------------
Please Print or Type Your Name     Signature              Number of Shares Voted

   PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY TO THE ADDRESSEE IN THE ENCLOSED STAMPED ENVELOPE.

   If you have had a change of Address, please print or type your new address(s) in the space below:

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060
                            Telephone: (713) 586-1900

     Consent to Electronic Delivery of Corporate Information to Shareholders

For your convenience, we are now offering you, as a Far East Energy Corporation ("Far East") shareholder, the option of viewing future Far East corporate information, including Annual Reports and Proxy Statements, on the Internet. You can access them at your convenience and easily print them if you wish. The best part is that you would receive the information earlier than ever before.

Please note that this is a global consent to receive all corporate information of Far East, and that you must register below to use this new service. Also please note that consenting to this service could subject you to costs associated with accessing the Internet, such as usage charges from Internet access providers and telephone companies.

If your Far East stock is held directly with a broker, please contact ADP Investor Communication Services at http://www.icsdelivery.com/live/, which will handle your request for electronic delivery of corporate information.

If your Far East stock is held directly with Far East and you are a registered shareholder, please continue below.

If you would like to receive future corporate information via Far East's web site, http://www.fareastenergy.com, rather than receiving hard copies in the mail, please enter your name and Tax Payer ID # or Social Security # below:

   Tax Payer ID# or Social Security #:__________________________

   Name(s) on Account: _____________________________________

                           REGISTRATION FOR ELECTRONIC DELIVERY

I (we) consent to use Far East's Internet site to receive all future corporate information, including but not limited to, Annual Reports and Proxy Statements as they become available. I understand that this consent will remain in effect until I notify Far East by mail that I wish to resume mail delivery of corporate documents.

By signing below and returning this card to Far East at the address listed herein, I agree with the above.

Date:____________________     ________________________________________
                              Signature

                                   E-MAIL ALERT SERVICE

We are also offering you the opportunity to enroll to receive messages (alerts) delivered to your e-mail address directly from the Far East Investor Relations staff. You may receive notification from us periodically alerting you to some updated information on our website. Please fill in your name and e-mail address below:

Your name:___________________________________________

E-mail address:________________________________________

You may revoke this consent to receive electronic delivery of Far East's corporate information at any time. To resume mail delivery or to unsubscribe from the e-mail alert service, please write to:

                           Far East Energy Corporation
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060

                                       13